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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 15, 2004

GCO EDUCATION LOAN FUNDING TRUST-I
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North,
1100 N. Market St., Wilmington, DE 19890-0001
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant's telephone number, including area code: (203) 975-6112

GMAC Education Loan Funding Trust-I
(Former name or former address, if changed since last report)

GCO ELF LLC
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

152 West 57th Street, 60th Floor, New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant's telephone number, including area code: (212) 649-9700

GMAC ELF LLC 1801 California Street, Suite 3900, Denver, CO 80202
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

        On December 15, 2004, GCO ELF LLC and GCO Education Loan Funding Trust-I (the "Trust") entered into a Residual Interest Account Control Agreement (the "Agreement") with GCO Education Loan Funding Corp. ("GCO"), Citibank, N.A. and Zions First National Bank, as securities intermediary. Pursuant to the Agreement, GCO ELF LLC and the Trust have agreed that funds available for release from the trust estate created by the Indenture dated as of March 1, 2003, between the Trust and Zions First National Bank, as amended and supplemented, that would otherwise be paid to GCO will be paid into the account described in the Agreement. The Agreement was entered into in connection with the change in control transaction described in Item 5.01 below.

Item 5.01. Change in Control of Registrant.

        On December 15, 2004, GMAC Commercial Holding Capital Corp. ("GMACCHCC"), the owner of the sole economic membership interest of GMAC ELF LLC ("GMAC ELF"), which is the sponsor of GMAC Education Loan Funding Trust-I, entered into an Asset Purchase Agreement (the "Agreement"), pursuant to which it sold its membership interest in GMAC ELF and its ownership interest in GMAC ELF SPC INC., which owns a non-economic special membership interest in GMAC ELF, to GCO Education Loan Funding Corp. ("GCO"). As a result of the transaction, (a) GCO now owns 100% of the outstanding membership interests (the "Membership Interests") of GMAC ELF and, through GMAC ELF, owns all of the beneficial interest (the "Beneficial Interest" and, together with the Membership Interests, the "Controlling Interest") of GMAC Education Loan Funding Trust-I and (b) GMACCHCC no longer owns any interest in or has any control of GMAC ELF, GMAC ELF SPC INC. or GMAC Education Loan Funding Trust-I (now known, respectively, as GCO ELF LLC, GCO ELF SPC INC. and GCO Education Loan Funding Trust-I).

        The Controlling Interest and certain other assets owned by GMACCHCC were sold to GCO for cash in the amount of $8,000,000 (the "Purchase Price"). The sources of funds for the Purchase Price were a loan from Citibank, N.A. to GCO and a capital contribution to GCO. The Membership Interests were pledged by GCO to Citibank, N.A. to secure repayment of the loan pursuant to the terms of a Loan and Security Agreement dated December 15, 2004.

        As a result of the transaction described above, the officers and directors of GMAC ELF resigned their positions effective the date of the Agreement, as described in Item 5.02 of this Report.

        Effective on December 15, 2004, the limited liability company agreement of GMAC ELF was amended to change the name of GMAC ELF to GCO ELF LLC and to make certain changes related to the sale of the Controlling Interest. The amendment to limited liability company agreement is filed as an exhibit hereto

        Effective December 15, 2004, the trust agreement of GMAC Education Loan Funding Trust-I was amended to change the name of GMAC Education Loan Funding Trust-I to GCO Education Loan Funding Trust-I and to make certain changes related to the sale of the Controlling Interest. The amendment to the trust agreement is filed as an exhibit hereto.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        As a result of the sale of the Controlling Interest described in Item 1.01, Messrs. Conrad J. Suszynski and David C. Smith resigned on December 15, 2004 as directors of GMAC ELF, and Messrs. Conrad J. Suszynski and Gene E. Persinger have resigned as the President (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer), respectively, of GMAC ELF.

        Effective December 15, 2004, Stephen Rosenberg and Kenneth C. Rogozinski were appointed as the principal executive officer and the principal financial and accounting officer, respectively, of GCO ELF LLC, and Stephen Rosenberg was elected as the sole director of GCO ELF LLC. Information regarding Mr. Rosenberg and Mr. Rogozinski is provided below.

Name and Age	Positions Held	Principal Occupation During Past 5 Years	Position Held Since
Stephen Rosenberg (49)	Director, President	President, Greystone & Co. (investment banking)	Dec. 15, 2004
Kenneth Rogozinski (42)	Vice President	Greystone & Co. (investment banking)	Dec. 15, 2004

Item 8.01. Other Events.

        In connection with the matters discussed in Item 5.01 of this Report, effective December 15, 2004 all documents relating to GMAC ELF, GMAC Education Loan Funding Trust-I and GMAC ELF SPC INC. have been amended to delete all references to "GMAC." In this regard, all documents relating to the Series 2003-1 Notes and the Series 2003-2 Notes of the Registrants have been amended to reflect the name changes described in this Report.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

2.1	First Amendment to Limited Liability Company Agreement of GCO ELF LLC.
2.2	First Amendment to Amended and Restated Trust Agreement of GCO Education Loan Funding Trust-I.
24.1	Power of Attorney GCO ELF LLC as attorney in fact for the Trust(1)

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO EDUCATION LOAN FUNDING TRUST-I
	By:	GCO ELF LLC, as attorney-in-fact of the Co-Registrant
Date: December 20, 2004	By:	/s/ KENNETH C. ROGOZINSKI Kenneth C. Rogozinski Vice-President

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO ELF LLC
Date: December 20, 2004	By:	/s/ KENNETH C. ROGOZINSKI Kenneth C. Rogozinski Vice-President

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment to Limited Liability Company Agreement of GCO ELF LLC.
2.2	First Amendment to Amended and Restated Trust Agreement of GCO Education Loan Funding Trust-I.
24.1	Power of Attorney GCO ELF LLC as attorney in fact for the Trust(1)

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.01. Change in Control of Registrant.
  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX